Exhibit 24

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ MICHAEL J. COVEY

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ LINDA M. BREARD

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ WILLIAM L. DRISCOLL

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ D. MARK LELAND

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ ANNE L. ALONZO

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ LAWRENCE S. PEIROS

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ LENORE M. SULLIVAN

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Michele L. Tyler or, in her absence or inability to act, Eric J. Cremers or Wayne Wasechek, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of PotlatchDeltic Corporation, the Annual Report on Form 10-K of PotlatchDeltic Corporation for the fiscal year ended December 31, 2023 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 9, 2024.

/s/ JAMES M. DECOSMO

DIRECTOR